                                                                   EXHIBIT 10.24

                            PROJECT LOAN AGREEMENT
                            ----------------------

     THIS PROJECT LOAN AGREEMENT (the "Agreement") is dated as of the 1st day of July, 1989, by and between CLIMATE MASTER, INC., a Delaware corporation (the "Company"), and the OKLAHOMA COUNTY FINANCE AUTHORITY, an Oklahoma public trust (the "Authority").

                                   RECITALS
                                   --------

     WHEREAS, the Authority, created by and existing under a Trust Indenture, dated May 9, 1983, (the "Trust Indenture"), is a duly established public trust with Oklahoma County, State of Oklahoma as its beneficiary and is a duly constituted agency of the State of Oklahoma for public purposes, pursuant to the provisions of Title 60, Oklahoma Statutes 1981, Sections 176-180.3, inclusive, as amended (the "Act"); and

     WHEREAS, the purposes of the Authority are, in part, to promote the development of industry within Oklahoma County, State of Oklahoma, to institute, furnish and provide services and facilities for the conservation and implementation of the public welfare and the protection and promotion of the public health to Oklahoma County, its agencies, subdivisions and inhabitants and to provide funds for the cost of financing, acquiring, constructing, installing, remodeling, and equipping facilities to provide for and accomplish the foregoing purposes; and

     WHEREAS, the Trust Indenture provides that the Trustees of the Authority are empowered to enter into, make and perform contracts of every lawful kind to accomplish its purposes, including, without limitation, to draw, make, accept, endorse, execute and issue promissory notes, bonds, obligations and other evidences of indebtedness secured and unsecured; and

     WHEREAS, the Company desires to acquire certain heavy stationary equipment for use in manufacturing facilities (the "Improvements") located on certain real property described on Exhibit "A" attached hereto (the "Property") (the Improvements and the Company's leasehold interest in the Property are sometimes hereinafter collectively referred to as the "Project"); and

     WHEREAS, the Company has requested a loan from the Authority in the aggregate principal amount of $2,000,000 (the "Loan") in order to finance the Project and the costs' related to such financing; and

     WHEREAS, the Authority has determined that financing the Project is within the powers granted to it by the Act and its Trust Indenture; and

     WHEREAS, the Authority intends to issue its Industrial Revenue Note, Climate Master, Inc. Project (the "Local Note"), in the aggregate principal amount of $2,000,000, to be purchased by The

Oklahoma Industrial Finance Authority, Oklahoma City, Oklahoma (the "Purchaser") in a private placement transaction in accordance with the terms of a Loan Agreement dated as of July 1, 1989 by and between the Authority and the Purchaser, and the Authority intends to use the proceeds thereof to fund a loan to the Company under this Agreement; and

     WHEREAS, this Agreement, the Company Note (as hereinafter defined), the Mortgage (as hereinafter defined), the Security Agreement (as hereinafter defined), the Financing Statement (as hereinafter defined), the Guaranty (as hereinafter defined), and all other instruments evidencing and securing the Company's indebtedness to the Authority are to be pledged and assigned to the Purchaser as security for payment of the Local Note.

     NOW, THEREFORE, in consideration of the mutual covenants contained herein, the Company and the Authority agree as follows:

     1.   LENDING AGREEMENT. Subject to the terms and conditions hereinafter set
          -----------------
forth, the Authority will lend to the Company, and the Company will borrow from the Authority, the sum of $2,000,000 to be used by the Company to finance the acquisition of the Project, the payment of costs and expenses incident to the issuance of the Local Note and other costs approved in writing by the Authority.

     2.   COMPANY NOTE. The Loan shall be evidenced by a Promissory Note in the
          ------------
principal amount of $2,000,000 (the "Company Note"), which shall be in the form of Exhibit "B" attached hereto. The Company agrees to make principal and interest payments under the Company Note directly to the Purchaser at its address set forth in Section 11.2 herein, or at such other address as the Purchaser may in writing so direct. If at maturity of the Note, the Company's leasehold interest in the Property has been extended for a period equal to or greater than five (5) years from the date of maturity of the Note, and the Company shall not have been in default under this Loan Agreement or the Note, then the outstanding balance of the Note shall be renewed for an additional twenty-eight (28) month period, at the interest rate set forth in the Note, with payments ammortized over a fifteen (15) year period. Provided that (i) in no event shall the term of the financing evidenced by this Loan Agreement exceed seven (7) years, and (ii) the loan shall at all times conform to the requirements of Title 74 Oklahoma Statutes, (S)869.

     3.   COLLATERAL SECURITY. The performance of all covenants and conditions
          -------------------
contained in this Agreement and in the other documents executed or delivered as a part of this transaction and the payment of the Note shall be secured by the following:

          3.1  Mortgage with Power of Sale of Tenant's Interest in Lease and
               -------------------------------------------------------------
Security Agreement. The Company shall grant the Authority
------------------
a mortgage lien covering the Company's leasehold interest in the Property, and a security interest covering the improvements, which mortgage lien and security interest are to be evidenced by a Mortgage with Power of Sale of Tenant's Interest in Lease (the "Mortgage") in the form of Exhibit "C" attached hereto, a Security Agreement (the "Security Agreement"), in the form of Exhibit "D" attached hereto, and by a financing statement (the "Financing Statement") in the form of Exhibit "E" attached hereto.

          3.2  Guaranty. To induce the issuance of the Local Note by the
               --------
Authority and the purchase thereof by the Purchaser, the Company shall provide to the Authority, for assignment to the Purchaser, a guaranty of the Company Note, in the form of Exhibit "F" attached hereto (hereinafter referred to as the "Guaranty"), which shall have been executed by LSB Industries, Inc., a Delaware corporation (hereinafter referred to as the "Guarantor").

     4.   COMPANY'S REPRESENTATIONS AND WARRANTIES. The Company represents and
          ----------------------------------------
warrants as follows:

          4.1  Inducement to the Company. The issuance of the Local Note by the
               -------------------------
Authority will enable the Company to undertake the Project and has induced the Company to undertake to commence, complete, maintain and operate the Project.

          4.2  Litigation. There is no action, suit, proceeding or investigation
               ----------
pending or, to the knowledge of the Company, threatened against the Company or the Guarantor which, if adversely determined, would materially adversely affect the Company, the Guarantor or the Project, or materially impair the ability of the Company or the Guarantor to carry on their businesses substantially as now conducted or result in any substantial liability not adequately covered by insurance.

          4.3  No Default. The execution, delivery and performance of this
               ----------
Agreement, the Note, the Mortgage, the Security Agreement, the Financing Statement and the Guaranty will not conflict with nor constitute a violation or breach of any of the provisions, terms or conditions of, or default by the Company or the Guarantor under, any judgment, decree, order, statute, rule or regulation applicable to the Company or the Guarantor, or any indenture, mortgage, loan agreement or other similar contract or instrument to which the Company or the Guarantor are a party or by which they or the Project is bound or affected and the Company has obtained all necessary approvals, consents, authorizations or other orders from governmental bonds or bodies required in connection with the delivery thereof.

          4.4  Ownership. The Company has a leasehold interest in the Property
               ---------
and title to the heavy stationary equipment constituting the Project, free from all liens and encumbrances, except those items of record which have been approved in writing by the Authority and disclosed as Permitted Exceptions in Exhibit "B" to the Mortgage.

          4.5  Availability of Utility Services. All utility services necessary
               --------------------------------
for the Company and the development, maintenance and use of the Project are available at the boundaries of the Property, including water supply, storm and sanitary sewer facilities, electric and gas utilities, and telephone services.

          4.6  Financial Statements. The financial statements, where required,
               --------------------
of the Company and the Guarantor heretofore delivered to the Authority are true and correct in all material respects, have been prepared in accordance with generally accepted accounting principles consistently applied and fairly present the financial condition reflected therein without material adverse change since the dates thereof.

          4.7  Full Disclosure. To the Company's knowledge, neither this
               ---------------
Agreement, nor any statements or documents referred to herein or delivered by the Company or the Guarantor pursuant hereto, contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements herein or therein not misleading.

          4.8  Survival of Representations and Warranties. All covenants,
               ------------------------------------------
representations and warranties made in this Section 4 shall survive the making of the loan hereunder and the delivery of the Note and other loan instruments described herein until complete repayment of the Note and all other indebtedness of the Company to the Authority under the terms of this Agreement.

     5.   CONDITIONS PRECEDENT TO LOAN. At or prior to the initial advance under
          ----------------------------
the Note, the Company shall deliver or cause to be delivered to the Authority the following items, all of which are to be in form and substance satisfactory to the Authority, and, where necessary, duly executed and acknowledged:

          5.1  Closing Documents. This Agreement, the Note, the Mortgage, the
               -----------------
Security Agreement, the Financing Statement and the Guaranty shall be duly authorized, executed and delivered to the Authority at closing.

          5.2  Mortgagee Title Insurance. An ALTA standard mortgagee's title
               -------------------------
policy in the face amount of $2,000,000 shall be issued in favor of the Authority or its assignee, by a title insurance company acceptable to the Authority and the Purchaser, and shall show that the Mortgage constitutes a valid first lien on the Company's leasehold interest in the Property, subject only to those matters waived in writing by the Authority. The title policy shall include neither an exception based upon mechanics' and materialmen's liens, nor any exceptions based on discrepancies, conflicts in boundary lines, shortage in area, encroachments or other facts which would be disclosed by a proper survey.

          5.3   UCC Search. The Authority shall have received a UCC search
                ----------
current as of the date of closing, certified by the Oklahoma County Clerk, showing no security agreements or encumbrances against the Project other than those to be discharged at closing.

          5.4   Insurance. The Company will deposit and maintain with the
                ---------
Authority throughout the term of the loan certificates of insurance, premiums prepaid, with insurance companies satisfactory to the Authority, in such amounts and against such risks as shall be reasonably required by the Authority, including, but not limited to, the following:

          5.4.1 Insurance against loss or damage by fire, lightning, windstorm, hail, explosion, riot, vandalism, malicious mischief, riot attending a strike, civil commotion, aircraft, vehicles, smoke and other risks from time to time included under "extended coverage" policies, in an amount equal to the lesser of 100% of the outstanding balance of the Note or the full replacement cost of the Improvements which policy shall not include a co-insurance clause with a higher percentage than 90%, but shall include a stipulated value endorsement showing compliance with any co-insurance clause included in the policy;

          5.4.2 Appropriate workmen's compensation or other insurance against liability arising from claims of workmen in respect of and during the period of any work on or about the Project; and

          5.4.3 Public liability and property damage insurance applicable to the Project in amounts approved from time to time by the Authority, which insurance shall provide coverage to the Authority and parties designated by the Authority as additional insureds.

          5.4.4 Business interruption insurance against any abatement of Note payments resulting from fire or other casualty insurable by a standard fire and extended coverage insurance policy, with such Note payment insurance payable to the Authority as its interest may appear.

All insurance policies required in this Section 5.3 or in the Mortgage shall name the Authority and parties designated by the Authority as loss payees, as their respective interests may appear.

          5.5   Zoning and Use. The Company shall furnish, as applicable,
                --------------
satisfactory evidence that the use of the Project conforms with applicable zoning and use regulations and restrictions.

          5.6  Survey. The Company shall furnish the Authority with a survey of
               ------
the Project prepared by a registered land surveyor approved by the Authority, which survey shall delineate the property lines, locate improvements, if any, including water, gas, electric and sewer lines, easements affecting the Project, identified by book and page where recorded, adjoining streets and showing other physical matters affecting the title and use of the Project. The survey shall contain a certificate satisfactory to the Authority and shall otherwise fully comply with the Authority's requirements.

          5.7  Affidavit of Costs. The Company shall submit to the Authority an
               ------------------
Affidavit of Costs certified to by the Company and in form and substance satisfactory to the Authority and the Purchaser, verifying that the Loan does not exceed 66-2/3% of the cost of establishing the Project.

          5.8  Existence and Authority. The Company shall provide the Authority
               -----------------------
such certificates and resolutions of the Company and the Guarantor as may be reasonably requested by the Authority.

          5.9  Recording of Security Documents. All actions shall have been
               -------------------------------
taken as are necessary or appropriate for the Purchaser, as assignee of the Authority, to acquire and perfect a first, prior and perfected security interest and mortgage lien in the Project.

          5.10 Opinion of Borrower's Counsel. The Authority shall have received
               -----------------------------
a favorable opinion or opinions from counsel for the Company and counsel for the Guarantor covering this Agreement and all documents executed and delivered pursuant hereto, which shall cover such matters required by the Authority and be in form and substance satisfactory to the Authority in all respects.

          5.11 Fee Owner Agreement. The Authority shall have received the
               -------------------
written consent and agreement of West Point Company, Inc. ("West Point"), fee owner of the Property, in the form set forth at the end of the Mortgage.

          5.12 Further Fee Owner Consent. The Authority shall have received the
               -------------------------
written consent of West Point, which consent shall be in form and substance satisfactory to the Authority, to the effect that, if and as long as the Purchaser shall hold a mortgage lien on the Company's leasehold interest in the Property, West Point shall not take any action to evict or otherwise disturb any tenant in possession of the leasehold estate.

          5.13 Term of Lease. The Authority shall have received evidence
               -------------
satisfactory to the Authority that the Company's leasehold interest in the Property is for a term of seven (7) years.

          5.14 Appraisal. The Authority shall have received a present value
               ---------
appraisal, completed by an appraiser approved by the Authority, indicating a value of the Improvements of not less than $3,000,000.00.

          5.15 Photographs. The Authority shall have received photographs of the
               -----------
Project, both interior and exterior, properly certified as to the date and property address, together with a sufficient number of street scenes, showing that the improvements to the Property have been substantially completed in all respects.

          5.16 Certificate of Occupancy. The Authority shall have received a
               ------------------------
Certificate or Certificates of Occupancy issued by the City of Oklahoma City or Oklahoma County evidencing satisfactory proof that the completed improvements are in compliance with any and all applicable laws, regulations and zoning requirements.

     6.   COVENANTS, CONDITIONS AND RESTRICTIONS. Until payment in full of the
          --------------------------------------
Note and performance of all obligations owing to the Authority under this Agreement and the instruments executed pursuant hereto, unless the Authority shall otherwise consent in writing, the Company covenants and agrees as follows:

          6.1  Performance of Obligations. The Company will promptly and
               --------------------------
punctually perform all of its obligations hereunder and under all other instruments executed or delivered pursuant hereto and under the terms of any other contract or agreement entered into by the Company in connection with the completion of the Project; provided that the Company shall have the right to contest in good faith any bona fide dispute under the terms of a contract or agreement entered into by the Company in connection with the acquisition or operation of the Project.

          6.2  Information. The Company will promptly furnish to the Authority
               -----------
all requested information concerning the Project and the financial status of the Company and the Guarantor.

          6.3  Litigation. The Company will promptly furnish to the Authority
               ----------
written notice of any material litigation in which the Company or the Guarantor is involved and litigation affecting the Project; provided that the Company shall not be obligated to notify the Authority of litigation in which the Company or the Guarantor is involved and which is wholly covered by insurance maintained by or for such Company or Guarantor.

          6.4  Creation of Liens; Additional Financing. The Company shall not
               ---------------------------------------
create, assume or suffer to exist any mortgage, pledge, lien, charge or encumbrance on the Project which might take precedence over the liens of the Mortgage and the Security Agreement, other than those Permitted Incumbrances detailed on Exhibit "B" of the Mortgage. Further, the Company shall not undertake additional financing on the Property without full disclosure to the Authority and prior consent of the Authority, which consent will not unreasonably be withheld.

          6.5  Transfer of Property. The Company shall not sell, transfer or
               --------------------
convey all or any portion of the Project, without the prior written consent of the Authority, which consent shall not be unreasonably withheld. Should the Company sell, transfer or convey all or any portion of its interest in the Project without such consent, the Authority may declare all sums secured thereby immediately due and payable.

          6.6  Use of Loan Proceeds. The Company shall not use, or permit the
               --------------------
Guarantor, any stockholder of the Company, any related person, association or entity to use, any funds advanced to the Company under this Agreement to (i) defray living expenses, (ii) anticipate profit, (iii) defray any other item not directly connected with the completion costs of the Improvements and payable to unrelated third parties, or (iv) pay any cost other than an "approved cost", as described in Section 7 of this Agreement.

          6.7  Payment of Taxes. All taxes, assessments and governmental charges
               ----------------
or levies imposed on the Project, including, but not limited to, all ad valorem taxes on the Project, will be paid by the Company prior to the date on which penalties attach thereto; provided that the Company shall have the right to contest in good faith a bona fide dispute regarding any such taxes, assessments or governmental charges.

          6.8  Books and Records. The Company will keep and maintain accurate
               -----------------
books and records of account of the Company and of the Project which will be kept in accordance with generally accepted accounting principles and practices, consistently applied, and will be available for the Authority's inspection upon reasonable request. The Company shall provide the Authority with annual, operating statements of the Company, and audited annual operating statements of the Guarantor, all in reasonable detail, within one hundred twenty days after the end of each fiscal year.

          6.9  Authority's Access. The Company will at all times, and as often
               ------------------
as the Authority may request, during normal business hours, permit any officer, employee or authorized representative of the Authority to enter upon the Property, inspect the Project, examine the current plans and specifications, examine and make copies of, or take extracts from, the Company's books of account, records and other papers relating to the Project, and to be advised of the business and financial affairs of the Company and the Guarantor by appropriate representatives of the Company or the Guarantor.

          6.10 Use of the Project. The Company shall use the Project as a
               ------------------
manufacturing facility and shall not permit the facility to be used for any other purpose without the prior written consent of the Authority, which consent shall not be unreasonably withheld.

     7.   ADMINISTRATION OF LOAN. This Agreement will be assigned by the
          ----------------------
Authority to the Purchaser under a Loan Agreement and Local Note Purchase Agreement and the Purchaser will be authorized and directed to disburse to the Company, on behalf of the Authority, the principal amount of the Note. Provided, however, there shall be presented to the Authority such documentation as the Authority may request to evidence that the principal sum disbursed under the
Note is for the payment of the following approved costs:

               (i) The fees and expenses of counsel to the Authority, fees and expenses of the Company's counsel, and fees and expenses of bond counsel;

               (ii) Premiums and all other expenses incident to title insurance;

               (iii) Survey and abstracting costs;

               (iv)  Recording and filing fees;

               (v) Other fees and expenses related to the issuance of the Local Note; and

               (vi)  Retirement of the existing financing on the Project.

The Authority shall, on the date the requested advance is to be made, or as soon thereafter as all conditions precedent to such advance have been satisfactorily met, including the written approval of the Purchaser, make such advance directly into the Authority's Project Acquisition Fund with the Liberty National Bank and Trust Company, Oklahoma City, Oklahoma (the "Local Bank"). Advances under the Note may, at the option of the Authority, be recorded on such Note and/or by deposits to the foregoing account, and such records shall be prima facie evidence of all advances made under the Note. The Authority shall, at the direction of the Purchaser, retain funds in its Project Acquisition Fund in amounts to be obtained by Purchaser, pending release of mechanics' and materialman's liens, pursuant to the title insurance requirement of Section 5.2 herein.

     8.   DEFAULT. The following shall constitute events of default (the "Events
          -------
of Default") hereunder and under each of the instruments executed pursuant to this Agreement:

          8.1  Nonpayment of Note. Default in payment when due of the principal
               ------------------
of or interest on the Note, and such failure continues uncured for a period of fifteen (15) days after the date such payment becomes due.

          8.2  Other Nonpayment. Default in payment when due of any other amount
               ----------------
payable to the Authority under the terms of this Agreement, or any instrument executed pursuant to this Agreement, and such failure continues for a period of fifteen (15) days after the date such payment becomes due.

          8.3  Breach of Covenants. Default by the Company or the Guarantor in
               -------------------
the performance or observance of any covenant contained in this Agreement, any instrument executed pursuant to this Agreement or under the terms of any other instrument delivered to the Authority in connection with this Agreement, and such failure continues for thirty (30) days after written notice thereof by the Authority.

          8.4  Representations and Warranties. Any representation, statement,
               ------------------------------
certificate, schedule or report made or furnished to the Authority by or on behalf of the Company or the Guarantor with respect to the matters arid transactions covered by this Agreement proves to be false or erroneous in any material respect at the time of the making thereof or any warranty ceases to be complied with in any material respect, and the Company fails to take or cause to be taken corrective measures satisfactory to the Authority within thirty (30) days after written notice by the Authority.

          8.5  Bankruptcy. The institution of any bankruptcy, reorganization,
               ----------
liquidation or receivership proceedings by or against the Company or the Guarantor and the pendency of such proceedings for a period of sixty (60) days.

          8.6  Governmental Requirements. The issuance of any final order,
               -------------------------
decree or judgment pursuant to any judicial or administrative proceeding declaring that the Project, or the operation or use thereof, is in violation of any law, ordinance, rule or regulation of any agency, department, commission, board, bureau or instrumentality of the County of Oklahoma, State of Oklahoma, or United States; provided that the Company shall have the right to diligently pursue in good faith any bona fide appeal which is available from any such order, decree or judgment, and thereafter the company is granted ninety (90) days from the issuance of any official order, decree or judgment, to comply therewith.

     9.   REMEDIES. Upon the occurrence of an Event of Default, the Authority
          --------
may, at its option:

          9.1. Acceleration of Indebtedness. Without demand or notice, declare
               ----------------------------
all indebtedness evidenced by the Note and all other indebtedness owing from the Company to the Authority to be immediately due and payable, whereupon the same shall become forthwith due and payable.

          9.2. Other Remedies. Proceed to selectively and successfully enforce
               --------------
the Authority's rights and remedies under this Agreement or any other instrument or document securing or executed in connection with the Loan, or under applicable law, including without limitation: (i) terminating the Authority's obligations and the Company's rights under this Agreement, (ii) commencing one or more actions against the Company or the Guarantor and reducing the claims of the Authority against the Company and the Guarantor to judgment, (iii) foreclosure or other enforcement of the Authority's security interest in the Project, or any portion thereof, or other enforcement of the Authority's rights and remedies in respect of and to recover upon the Project, through judicial action or otherwise, and (iv) payment or discharge of any claim or lien, prior or subordinate, in respect of or affecting the Project.

          9.3. Application of Payments. During the continuance of any Event of
               -----------------------
Default all payments received in respect of the Loan, whether from the Company, recoveries upon any portion of the Project or otherwise, may be applied to any liabilities, obligation or indebtedness owing from the Company selected by the Authority in its sole and exclusive discretion.

          9.4. Sale or Disposition. Sell or otherwise dispose of the personal
               --------------------
property constituting a portion of the Project at a private or public sale, in bulk or in parcels, and, where permitted by law, without having such property present at the place of sale. Unless such property is perishable or it appears that the value of such property will decline speedily or such property is a type customarily sold on a recognized market, or unless the Company and the Guarantor have signed a statement (after the occurrence of an Event of Default) renouncing or modifying the Company's or the Guarantor's right to notice, the Authority will give the Company and the Guarantor reasonable notice of the time and place of any public sale or other disposition thereof or the time after which any private sale or other disposition thereof is made. The requirements of reasonable notice shall be met if such notices are given to the Company and the Guarantor at least ten (10) days prior to the time of any such sale or disposition. The Authority may buy such property at any public sale and, as to property of a type customarily sold in a recognized market or which is the subject of widely distributed standard price quotations, the Authority may buy at a private sale.

          9.5. Collections. Exercise any and all rights and remedies of the
               ------------
Authority, the Company or the Guarantor relating to the Project, and the right, either in the Authority's own name or in the name of the Company or the Guarantor, to take such legal or other proceedings as the Company or any Guarantor might have taken except for this Agreement and documents executed pursuant to this Agreement.

     10.  AUTHORITY'S OBLIGATION LIMITED. Nothing in this Agreement is intended
          ------------------------------
to require or obligate nor shall anything herein be interpreted to require or obligate the Authority to make any payment or advance from any of its funds or property, other than the funds derived from the issuance of the Local Note and monies derived in connection with the Project and pursuant to the Note in this Agreement.

     11.  GENERAL PROVISIONS. It is further agreed as follows:
          ------------------

          11.1  Expenses of Loan. The Company agrees to pay all fees, expenses
                ----------------
and charges in respect to the Loan, including, without limiting the generality thereof, the following:

                11.1.1 the Authority's administration fee of one-eighth (1/8) of one percent (1%) of the unpaid loan balance annually, payable in arrears to the Authority, plus the Company's pro rata share of the Authority's annual audit costs based upon the amount the Company's unpaid loan balance bears to the total unpaid loan balance of the Authority;

                11.1.2 the reasonable fees and charges of the Authority for any extraordinary services performed and expenses incurred by them in connection with the administration of the Loan;

                11.1.3 the reasonable fees and expenses of counsel employed by the Authority, in connection with the documentation and closing of the Loan and any litigation arising out of or relating to this transaction and the issuance of the Local Note;

                11.1.4 title insurance premiums and all expenses incident to title insurance;

                11.1.5  survey costs;

                11.1.6  recording and filing fees;

                11.1.7 fees and expenses of any architect, engineer or agent employed by the Authority to inspect the Project or submit reports to the Authority concerning the Project; and

                11.1.8 other reasonable fees and expenses involved in the closing of the Loan and the reasonable fees and expenses payable by the Authority which are incident to the enforcement or defense of this Agreement or any instrument executed pursuant hereto.

          11.2  Notices. Any notices or other communications required or
                -------
permitted hereunder shall be sufficiently given if delivered personally or sent by registered or certified mail, postage prepaid, return receipt requested and addressed as listed below or to such other address as the party concerned may substitute by written notice to the other. All notices shall be deemed received within three days (excluding Saturdays, Sundays and holidays recognized by national banking associations) after being mailed:

     To the Company:     Climate Master, Inc.
                         Post Office Box 25608
                         Oklahoma City, Oklahoma 73125
                         Attention: _________________

     To the Authority:   Oklahoma County Finance Authority
                         520 Colcord Drive
                         Oklahoma City, Oklahoma 73102
                         Attention: Jim Work

     To the Guarantor:   LSB Industries, Inc.
                         Post Office Box 754
                         Oklahoma City, Oklahoma 73101
                         Attention: Tony M. Shelby

     With Copies to:     Andrews Davis Legg Bixler Milsten & Price
                         500 West Main, Suite 500
                         Oklahoma City, Oklahoma 73102

                         The Oklahoma Industrial Finance Authority
                         Two Broadway Executive Park
                         205 N.W. 63rd Street, Suite 260
                         Oklahoma City, Oklahoma 73116

          11.3 Amendment and Waiver. This Agreement may not be amended or
               --------------------
modified in any way, except by an instrument in writing executed by both parties hereto; provided, however, the Authority may, in writing: (i) extend the time for performance of any of the obligations of the Company; (ii) waive any default by the Company; and (iii) waive the satisfaction of any condition that is precedent to the performance of the Authority's obligations under this Agreement. In the event of a waiver of an Event of Default by the Authority, such specific Event of Default shall be deemed to have been cured and not continuing, but no such waiver shall extend to any subsequent or other default or impair any consequence of such subsequent or other default.

          11.4 Non-Waiver; Cumulative Remedies. No failure on the part of the
               -------------------------------
Authority to exercise and no delay in exercising any right hereunder shall operate as a waiver thereof, nor shall any single or partial exercise by the Authority of any right hereunder preclude any other or further right of exercise thereof. The remedies herein provided are cumulative and not alternative.

          11.5   Assignment. Neither this Agreement, nor the Loan proceeds
                 ----------
hereunder shall be assignable by the Company without the prior written consent of the Authority. The rights and benefits under this Agreement may be assigned by the Authority, and the Authority intends to assign its rights and benefits under this Agreement to the Purchaser.

          11.6   Applicable Law. This Agreement and the documents issued and
                 --------------
executed hereunder shall be deemed to be a contract made under the laws of the State of Oklahoma and shall be construed in accordance with such laws. Nothing in this Agreement shall be construed to constitute the Authority as a joint venture with the Company or the Guarantor or to constitute a partnership among the parties.

          11.7   Descriptive Headings. The descriptive headings of the sections
                 --------------------
of this Agreement are for convenience only and shall not be used in the construction of the terms hereof.

          11.8   Integrated Agreement. This Agreement constitutes the entire
                 --------------------
agreement between the parties hereto, and there are no agreements, understandings, warranties or representations between the parties regarding financing of the Project, other than those set forth herein.

          11.9   Time of Essence. Time is of the essence in this Agreement.
                 ---------------

          11.10  Binding Effect. This Agreement shall be binding upon and inure
                 --------------
to the benefit of the parties hereto and their respective legal representatives, successors and assigns.

          11.11  Third Party Beneficiary. Nothing in this Agreement, express or
                 -----------------------
implied, is intended to confer upon any person, other than the parties hereto and their respective successors and assigns, any rights or remedies under or by reason of this Agreement.

          11.12  Severability. In the event any one or more of the provisions
                 ------------
contained in this Agreement or any documents executed in connection with or pursuant to this Agreement shall, for any reason, be held to be invalid, illegal or unenforceable in any respect and in any jurisdiction, (i) such invalidity, illegality or unenforceability shall not affect any other provision thereof,
(ii) the remaining provisions shall remain in full force and effect, (iii) such invalid, illegal or unenforceable provision shall not be affected in any other jurisdiction, and (iv) there shall be added to the affected document such provisions or amendments as may be prescribed by the court holding such provisions to be invalid, illegal or unenforceable.

          11.13  Indemnification. The Company agrees to indemnify and hold
                 ---------------
harmless the Authority and any member, officer, official or employee of the Authority, against any and all losses, claims, damages, liabilities, or expenses whatsoever caused by any untrue statement or misleading statement of a material fact contained in any of the statements or materials delivered to the Authority in connection with the issuance and sale of the Local Note or caused by any omission or alleged omission from any of the statements or materials delivered to the Authority in connection with said issuance, of any material fact necessary, in order to make the statement made therein, in light of the circumstances in which it was made, not misleading. The Company further agrees to indemnify and hold harmless the Authority and any member, officer, official or employee of the Authority against any loss sustained as a result of construction, operation or maintenance of the Project.

          11.14  Right to Defend. The Authority shall have the right, but not
                 ---------------
the obligation, at the Company's expense, to commence, to appear in or to defend any action or proceeding purporting to affect the rights or duties of the parties hereunder and in connection therewith pay all necessary expenses, including fees of counsel, if the Company fails to so commence, appear in or defend any such action or proceeding with counsel satisfactory to the Authority, except in a suit by the Company against the Authority, in which case the prevailing party shall be entitled to such fees and expenses as a part of any judgment obtained.

     12.  TRUSTEES' DISCLAIMER. This instrument is executed by the Trustees or
          --------------------
officers, or both, of the Oklahoma County Finance Authority in their capacities as such Trustees or officers. By the execution hereof all parties agree that, for the payment of any claim or the performance of any obligations hereunder, resort to the Authority shall be limited solely to the assets described in
Section 10 hereof and no Trustee or officer of the Authority shall be personally liable therefor. Reference is made to the Trust Indenture of the Authority, a copy of which has been recorded in the office of the Oklahoma County Clerk and the Secretary of State, State of Oklahoma.

     IN WITNESS WHEREOF, the parties have caused this instrument to be duly executed as of the day and year first above written.


                                         CLIMATE MASTER, INC.


                                         By: /s/ Tony M. Shelby
                                            -----------------------------
                                               Vice President
                                               ----
                                                            COMPANY

ATTEST:

/s/ James J. Gray
-----------------
Ass't Secretary
-----

(SEAL)

                                      OKLAHOMA COUNTY FINANCE AUTHORITY,
                                      An Oklahoma Public Trust

                                      By: /s/ Vincent P. Cotter
                                          ----------------------------
                                          Chairman

                                                           AUTHORITY
ATTEST:

/s/ J. Jim Gordon
-----------------
Secretary

(SEAL)

                                      LSB INDUSTRIES, INC.

                                      By: /s/ Tony M. Shelby
                                          ----------------------------
                                          Vice President
                                          -----

                                                      GUARANTOR
ATTEST:

/s/ James J. Gray
-----------------
Ass't Secretary
-----

(SEAL)